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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (Date of earliest event reported): SEPTEMBER 21, 2000



                          CAL DIVE INTERNATIONAL, INC.
               (Exact name of registrant as specified in charter)


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

       MINNESOTA                        0-22739                             95-3409686
(State of Incorporation)          (Commission File No.)        (I.R.S. Employer Identification No.)
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
            400 N. Sam Houston Parkway E.
                      Suite 400
                   Houston, Texas                                       77060
      (Address of Principal Executive Offices)                        (Zip Code)
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       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (281) 618-0400

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ITEM 5.  OTHER EVENTS.

         On July 20, 2000, Cal Dive International, Inc., a Minnesota corporation (the "Company"), filed a Registration Statement (No. 333-41834) on Form S-3 (the "Registration Statement") with the Securities and Exchange Commission (the "Commission") pursuant to Rule 415 under the Securities Act of 1933, as amended. The Registration Statement was subsequently amended on August 28, 2000, and, on that date, the Registration Statement was declared effective by the Commission.

         On September 21, 2000, the Company, COFLEXIP and Owen Kratz entered into an Underwriting Agreement (the "Underwriting Agreement") with Morgan Stanley & Co. Incorporated, Salomon Smith Barney Inc., Raymond James & Associates, Inc. and Simmons & Company International, as representatives of the several underwriters named therein (collectively, the "Underwriters"), for the sale by COFLEXIP of 3,699,788 shares of the Company's common stock, no par value ("Common Stock"). In addition, the Company and its Chairman, Owen Kratz, have granted to the Underwriters an option to purchase up to 304,968 and 250,000 additional shares of Common Stock, respectively, to cover over-allotments.

         Upon completion of this offering, COFLEXIP will not own any shares of the Company's Common Stock.

         A copy of the Underwriting Agreement is filed herewith as Exhibit 1.1 and is hereby incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.

         1.1      -   Underwriting Agreement dated September 21, 2000 among Cal
                      Dive International, Inc., COFLEXIP, Owen Kratz and Morgan
                      Stanley & Co. Incorporated, Salomon Smith Barney Inc.,
                      Raymond James & Associates, Inc. and Simmons & Company
                      International.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CAL DIVE INTERNATIONAL, INC.



Dated: September 22, 2000                    /s/ ANDREW C. BECHER
                                   -------------------------------------------
                                              Andrew C. Becher
                                   Senior Vice President, General Counsel and
                                             Corporate Secretary



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                                INDEX TO EXHIBITS


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
 Number                               Exhibit
 ------                               -------
  1.1 Underwriting Agreement dated September 21, 2000 among Cal Dive International, Inc., COFLEXIP, Owen Kratz and Morgan Stanley & Co. Incorporated, Salomon Smith Barney Inc., Raymond James & Associates, Inc. and Simmons & Company International.
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